Income Taxes	12 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 16 – INCOME TAXES

The following table presents the net deferred tax assets as of March 31, 2020 and 2019:

	2020	2019
Net operating loss carryforwards:
Federal	$(3,467,533)	$(3,801,404)
State	(1,618,182)	(1,773,989)
Total net operating loss carryforwards	(5,085,714)	(5,575,393)
Total deferred tax assets	(5,085,714)	(5,575,393)
Valuation allowance	5,085,714	5,575,393
Net deferred tax assets	$–	$–

Current income taxes are based upon the year’s income taxable for federal and state tax reporting purposes. Deferred income taxes (benefits) are provided for certain income and expenses, which are recognized in different periods for tax and financial reporting purposes.

Deferred tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income. The Company’s deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses. These loss carryovers would be limited under the Internal Revenue Code should a significant change in ownership occur within a three-year period.

At March 31, 2020 and 2019, respectively, the Company had net operating loss carryforwards of approximately $16,500,000 and $18,100,000. The deferred tax assets arising from the net operating loss carryforwards are approximately $5,100,000 and $5,600,000 as of March 31, 2020 and 2019, respectively. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on management’s analysis, they concluded not to retain a deferred tax asset since it is uncertain whether the Company can utilize this asset in future periods. Therefore, they have established a full reserve against this asset. The change in the valuation allowance during the years ended March 31, 2020 and 2019 was approximately ($489,679) and $1,325,021, respectively. The net operating loss carryforwards, if not utilized, generally expire twenty years from the date the loss was incurred, beginning in 2021, and losses incurred after 2018 are carried forward indefinitely and subject to annual limitations for federal and Minnesota purposes.

Of the approximately $16,500,000 in net operating loss carryforwards, approximately $7,000,000 has been accumulated in our pre-merger operating subsidiary, Gel-Del Technologies, Inc. IRC 382 provides guidance around whether or not the Company is able to utilize the pre-merger Gel-Del Technologies, Inc. net operating loss of approximately $7,000,000. Management is currently analyzing whether or not these pre-merger dollars will be allowable if our deferred tax asset is ever realized.

A reconciliation of the expected tax computed at the U.S. statutory federal income tax rate and current Minnesota tax rate to the total benefit for income taxes at March 31, 2020 and 2019 is as follows:

	2020	2019
Expected federal tax at 21%	$(5,085,714)	(5,575,393)
Valuation allowance	5,085,714	5,575,393
Provision for income taxes	$–	$–

The Company’s continuing practice is to recognize interest and/or penalties related to income tax matters in income tax expense. As of March 31, 2020 and 2019, the Company had no accrued interest and penalties related to uncertain tax positions.

The Company is subject to taxation in the U.S. and Minnesota. Our tax years for 2017 and forward are subject to examination by tax authorities. The Company is not currently under examination by any tax authority.

Management has evaluated tax positions in accordance with FASB ASC 740, and has not identified any tax positions, other than those discussed above, that require disclosure.